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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): September 20, 2000
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                               AURORA FOODS INC.
                -----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       DELAWARE                       333-50681                  94-3303521
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO            63103
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  (Address of Principal Executive Offices)                     (Zip Code)


      Registrant's Telephone Number, including Area Code:  (314) 632-0303
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                          This is Page 1 of 5 Pages.
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ITEM 5.  OTHER EVENTS

     Aurora Foods Inc. (the "Company") solicited the consent (the "Consent Solicitation") of the holders of the Company's 8-3/4% Senior Subordinated Notes due 2008 and the February and July issues of the Company's 9-7/8% Senior Subordinated Notes due 2007 (the "Notes"). The purpose of the Consent Solicitation was to amend certain provisions of each Indenture (the "Indentures") governing the Notes, to waive certain events of default under each Indenture and to receive a release of certain claims.

     The Consent Solicitation expired on September 20, 2000. Upon receiving the required consents pursuant to the Company's Confidential Consent Solicitation Statement dated as of August 31, 2000, as supplemented (the "Consent Solicitation Statement"), the Company and the trustee under the Indentures executed a Supplemental Indenture with respect to each Indenture to make the amendments operative and binding on all holders of Notes. In connection with the successful completion of the Consent Solicitation, certain investors, including funds affiliated with existing stockholders, purchased 3,750,000 shares of the Company's Series A Preferred Stock for an aggregate purchase price of $15,000,000 (the "Financing"). The Company issued a press release dated September 20, 2000 with respect to the completion of the Consent Solicitation and the Financing. The press release is included as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Consent Solicitation Statement as supplemented and the Securities Purchase Agreement for the Series A Preferred Stock which are incorporated herein by reference.

     The Company has been informed that the staff of the Securities and Exchange Commission (the "SEC") and the Department of Justice (the "DOJ") are conducting investigations relating to the events that resulted in the restatement of the Company's financial statements for prior periods ("Prior Events"). The SEC and DOJ have requested that the Company provide certain documents relating to the Company's historical financial statements. On September 5, 2000, the Company received a subpoena from the SEC to produce documents in connection with the Prior Events. The SEC also requested certain information regarding some of the Company's former officers and employees, correspondence with the Company's auditors and documents related to financial statements, accounting policies and certain transactions and business arrangements.

     The Company is cooperating with the SEC and the DOJ in connection with both investigations. The Company cannot predict the outcome of either governmental investigation. An adverse outcome in either proceeding may have a material adverse effect on the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits
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         2.1  Securities Purchase Agreement for Series A Preferred Stock dated as of September 20, 2000 between the Company and the Purchasers listed on the signature pages thereto.

         2.3 Agreement to furnish copies of omitted schedules and exhibits to the Securities Purchase Agreement for Series A Preferred Stock dated as of September 20, 2000 between the Company and the Purchasers listed on the signature pages thereto.

         3.1 Certificate of Designation for the Company's Series A Preferred Stock filed with the Secretary of State of Delaware on September 7, 2000.

                                       2
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         4.1  Supplemental Indenture dated as of September 20, 2000 between the
              Company, Sea Coast Foods, Inc. and Wilmington Trust Company, as trustee, amending the Indenture dated as of July 1, 1998, as amended.

         4.2 Supplemental Indenture dated as of September 20, 2000 between the Company, Sea Coast Foods, Inc. and Wilmington Trust Company, as trustee, amending the Indenture dated as of February 10, 1997, as amended.

         4.3 Supplemental Indenture dated as of September 20, 2000 between the Company, Sea Coast Foods, Inc. and Wilmington Trust Company, as trustee, amending the Indenture dated as of July 1, 1997, as amended.

         99.1 Press Release dated September 20, 2000.

         99.2 Aurora Foods Inc. Confidential Consent Solicitation Statement dated August 31, 2000 with respect to: (a) the Indenture dated as of July 1, 1998, as amended, relating to $200,000,000 Aggregate Principal Amount of 8-3/4% Senior Subordinated Notes due 2008;
              (b) the Indenture dated as of February 10, 1997, as amended, relating to $100,000,000 Aggregate Principal Amount of 9-7/8% Senior Subordinated Notes due 2007; and (c) the Indenture dated as of July 1, 1997, as amended, relating to $100,000,000 Aggregate Principal Amount of 9-7/8% Senior Subordinated Notes due 2007 (the "Consent Solicitation Statement").

         99.3 Supplement No. 1 to the Consent Solicitation Statement, dated September 7, 2000.

                                       3
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AURORA FOODS INC.


                              By: /s/ Christopher T. Sortwell
                                 -----------------------------------
                                 Name:  Christopher T. Sortwell
                                 Title:  Chief Financial Officer


Date: September 21, 2000

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                                 EXHIBIT INDEX

Exhibit No.              Description of Exhibits
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2.1  Securities Purchase Agreement for Series A Preferred Stock dated as of
     September 20, 2000 between the Company and the Purchasers listed on the signature pages thereto.

2.3 Agreement to furnish copies of omitted schedules and exhibits to the Securities Purchase Agreement for Series A Preferred Stock dated as of September 20, 2000 between the Company and the Purchasers listed on the signature pages thereto.

3.1 Certificate of Designation for the Company's Series A Preferred Stock filed with the Secretary of State of Delaware on September 7, 2000.

4.1 Supplemental Indenture dated as of September 20, 2000 between the Company, Sea Coast Foods, Inc. and Wilmington Trust Company, as trustee, amending the Indenture dated as of July 1, 1998, as amended.

4.2 Supplemental Indenture dated as of September 20, 2000 between the Company, Sea Coast Foods, Inc. and Wilmington Trust Company, as trustee, amending the Indenture dated as of February 10, 1997, as amended.

4.3 Supplemental Indenture dated as of September 20, 2000 between the Company, Sea Coast Foods, Inc. and Wilmington Trust Company, as trustee, amending the Indenture dated as of July 1, 1997, as amended.

99.1 Press Release dated September 20, 2000.

99.2 Aurora Foods Inc. Confidential Consent Solicitation Statement dated August 31, 2000 with respect to: (a) the Indenture dated as of July 1, 1998, as amended, relating to $200,000,000 Aggregate Principal Amount of 8-3/4% Senior Subordinated Notes due 2008; (b) the Indenture dated as of February 10, 1997, as amended, relating to $100,000,000 Aggregate Principal Amount of 9-7/8% Senior Subordinated Notes due 2007; and (c) the Indenture dated as of July 1, 1997, as amended, relating to $100,000,000 Aggregate Principal Amount of 9-7/8% Senior Subordinated Notes due 2007 (the "Consent Solicitation Statement").

99.3 Supplement No. 1 to the Consent Solicitation Statement, dated September 7, 2000.

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